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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 1997

                      SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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Pro forma financial information.

     Pro forma financial information showing the effects of the merger of First State Financial Services, Inc. with and into Sovereign Bancorp, Inc., which was effective as of
     February 18, 1997, and the pending acquisition of Bankers Corp. is incorporated herein by reference to Exhibit 99.1. This pro forma data is as of December 31, 1996 except for First State data which is as of September 30, 1996. Does not give effect to a $18 million to $20 million after-tax restructuring charge that Sovereign anticipates that it will incur in connection with the acquisition of Bankers Corp.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  March 17, 1997

                              By/s/ Mark R. McCollom
                                   Mark R. McCollom
                                   Chief Accounting Officer
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                          EXHIBIT INDEX

Exhibit Number


     99.1 Pro forma financial information (unaudited).